UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 8, 2010

CYBERDEFENDER CORPORATION
(Exact name of Company as specified in Charter)

Delaware	333-138430	65-1205833
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

617 West 7th Street, Suite 1000
Los Angeles, California 90017
 (Address of Principal Executive Offices)

213-689-8631
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On October 8, 2010, CyberDefender Corporation (“the Company”) dismissed KMJ Corbin & Company LLP (“KMJ”) as its independent registered public accounting firm.

On October 11, 2010, the Company engaged Grant Thornton LLP (“Grant Thornton”) as its new independent registered public accounting firm.

Pursuant to Item 304(a) of Regulation S-K under the Securities Act of 1933, as amended, the Company reports the following.

(a)(1)(i)  KMJ was dismissed as the Company’s independent registered public accounting firm on October 8, 2010.

(a)(1)(ii)  For the two most recent fiscal years ended December 31, 2008, and December 31, 2009,  KMJ’s reports on the Company’s financial statements did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles; however, the report issued on the Company’s financial statements for the year ended December 31, 2008, stated that there was substantial doubt about the Company’s ability to continue as a going concern.  The report issued on the Company’s financial statements for the year ended December 31, 2009, did not include any qualification about the Company’s ability to continue as a going concern.

(a)(1)(iii)(A)  The decision to dismiss KMJ was approved by the Company’s Audit Committee.

(a)(1)(iv)  During the Company’s two most recent fiscal years and through October 8, 2010, there were no disagreements with KMJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which would have caused KMJ to make reference to the subject matter of the disagreement in its reports.

(a)(1)(v)  During the Company’s two most recent fiscal years and through October 8, 2010, the Company did not experience any of the events set forth in paragraphs (A) through (D) of  Item 304(a)(1)(v).

(a)(2)  On October 11, 2010, the Company’s Audit Committee engaged Grant Thornton as the Company’s new independent registered public accounting firm and as principal accountant to audit the Company’s financial statements.  During the Company’s two most recent fiscal years and through October 8, 2010, the Company did not consult Grant Thornton regarding any of the matters set forth in paragraphs (i) and (ii) of Item 304(a)(2).

(a)(3)  The Company provided KMJ with a copy of the disclosures it is making in response to Item 304 as required by paragraph (a)(3), and requested KMJ to furnish the Company with a letter addressed to the Commission stating whether KMJ agrees with the statements made by the Company in response to Item 304 and, if not, stating the respects in which it does not agree.  KMJ’s letter in response to the Company’s request, in which KMJ states that it agrees with the statements set forth above, is an exhibit to this report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

16.1	Letter from KMJ to the Commission dated October 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 15, 2010

CYBERDEFENDER CORPORATION

By:	/s/ Kevin Harris
Kevin Harris, Chief Financial Officer